SECURITIES & EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 29, 1999
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                           CASTLE BANCGROUP, INC.
                           ----------------------
           (Exact Name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)

   0-25914                                           36-3238190
   ------------------------                          --------------------
   (Commission File Number)                          (IRS Employer
                                                     Identification No.)

   121 W. Lincoln Hwy. DeKalb, Il.    60115
   -----------------------------------------
   (Address including zip code of Principal Executive Offices)


   Registrant's telephone number, including area code (815) 758-7007
                                                      --------------

   Item 5.   Other Events

   Incorporated by reference is a Press Release issued by the Registrant on April 29, 1999, attached as Exhibit 99, providing information concerning the Registrant's approval of a 2-for-1 stock split of its outstanding Common Stock in the form of a 100% stock dividend.

   Item 7.   Financial Statements and Exhibits

        (a)  Exhibit

        Exhibit 99 - Press Release dated April 29, 1999

   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CASTLE BANCGROUP, INC.



   Date:  April 29, 1999                     By:  /s/ Dewey R. Yaeger
                                                  ---------------------
                                             Dewey R. Yaeger
                                             President and Chief
                                             Operating Officer

                                 EXHIBIT INDEX
                                 -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99                            Press Release dated April 29, 1999